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                                                                    EXHIBIT 10.2

                                    GUARANTY

         This GUARANTY is made as of this 25th day of June, 1997 by Craig Leipold and each of the persons identified on schedule 1 (collectively, the "Guarantors"), each of whom has a direct or indirect interest in Nashville Hockey Club Limited Partnership (the "Expansion Club"), in favor of the National Hockey League, a joint venture organized as a not-for-profit unincorporated association (the "NHL"), and the 26 entities listed on schedule 2 (collectively, the "Grantors"), each of which is a member of the NHL.

         To induce the Grantors to grant the NHL Rights to the Expansion Club pursuant to the Expansion Agreement dated today among the Grantors, the Expansion Club and the Guarantors (the "Expansion Agreement"), the Guarantors agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Expansion Agreement.

         2.       Guaranty of Payment and Performance.

                  (a) The Guarantors jointly and severally, for the benefit of the NHL and the Grantors, (i) guarantee the full and punctual payment and performance of all debts, obligations and liabilities of the Expansion Club, whether now or hereafter arising and however incurred, including, but not limited to, all debts, obligations and liabilities of the Expansion Club under the Expansion Agreement (including, but not limited to, any obligation of the Expansion Club to pay liquidated damages under section
7.1 of the Expansion Agreement); and (ii) agree and guarantee to provide to the Expansion Club such amounts as from to time may be necessary for the Expansion Club to (A) maintain a minimum of $5 million of Net Working Capital from and after the Closing Date (or provide the line of credit or letter of credit described in section 5.12(a) of the Expansion Agreement), and (B) otherwise pay all Operating Expenses in the ordinary course and in a timely fashion ((i) and (ii) are collectively referred to herein as the "Guaranteed Obligations"); provided, however, that the aggregate amount of Guaranteed Obligations for which (x) Craig Leipold may be liable under this Guaranty shall not exceed $10 million and (y) the Guarantors listed on schedule 1 may be liable under this Guaranty shall not exceed an aggregate amount of an additional $15 million. The Guarantors described in clause (y) of the preceding sentence shall be deemed to have satisfied their obligations under this Guaranty if at all times they provide to the NHL an irrevocable Letter of Credit in the amount of $15 million, which shall be in form and substance, and from a commercial bank, satisfactory to the Commissioner in his sole discretion, and which shall be drawable by the Grantors and the NHL whenever such Guarantors would have been obligated to make a payment under this Guaranty.

                  (b) This is an absolute, unconditional, irrevocable, unlimited and continuing guaranty of performance and payment (and not only of collection) of the Guaranteed Obligations and shall remain in full force and effect and shall be binding upon the Guarantors so long as there are any Guaranteed Obligations outstanding, regardless of whether there was a period of time when no Guaranteed Obligations were outstanding. The liability of the Guarantors shall be effective immediately and shall be payable on demand by the NHL, acting on its own behalf or as agent for the Grantors. The NHL and the Grantors may obtain recovery from each of the

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Guarantors in all cases without first making, pursuing or exhausting any demand, claim or remedy against the Expansion Club, any other Guarantor, or any other person, or against any collateral for the Guaranteed Obligations or any other property. Neither the NHL nor any of the Grantors shall have any duty to collect or protect any collateral or any income thereon, or to preserve any rights against other parties.

         3. Guarantors' Agreement to Pay. The Guarantors further agree, jointly and severally, as principal obligors and not as guarantors only, to pay to the NHL on demand, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by the NHL or the Grantors in connection with the Guaranteed Obligations, this Guaranty or the enforcement thereof, provided that, in the case of an action to enforce this Guaranty, the NHL or the Grantors prevail in such action.

         4. Waivers by Guarantors. The Guarantors hereby waive notice of acceptance of this Guaranty, demand of payment, presentment of this or any instrument, notice of dishonor or nonpayment, protest and notice of protest, or other action taken in reliance hereon and all other demands and notices of any description in connection with this Guaranty. The Guarantors further waive all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets, and all suretyship defenses generally. The Guarantors hereby waive their right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder or the performance of such rights and obligations. The Guarantors hereby waive any and all rights of subrogation, reimbursement, or indemnity which may now or hereafter accrue to the Guarantors and any and all rights of recourse to or with respect to any assets or property of the Expansion Club or to any other collateral for the Guaranteed Obligations unless the enforcement of such rights of subrogation, reimbursement or indemnity would not impair the Expansion Club's ability to (a) pay all of its Operating Expenses in the ordinary course and in a timely fashion or (b) satisfy all of its other obligations under the Expansion Agreement and the NHL Rules.

         5. Continuity of Guaranteed Obligations; Bankruptcy or Insolvency. If all or any part of any payment applied to any Guaranteed Obligation is or must be recovered, rescinded or returned to a Guarantor for any reason whatsoever (including, without limitation, bankruptcy or insolvency of any party), such Guaranteed Obligation shall be deemed to have continued in existence and this Guaranty shall continue in effect as to such Guaranteed Obligation, all as though such payment had not been made. Upon the bankruptcy, insolvency, or dissolution of, or the commencement of any case or proceeding under any bankruptcy, insolvency, or similar law in respect of, the Expansion Club or any of the undersigned, or upon the default of the Expansion Club or any of the undersigned under the Expansion Agreement, the undersigned will forthwith pay and perform in full all outstanding Guaranteed Obligations, including any that would not otherwise then be due and payable, provided that any such payment is permitted under applicable bankruptcy, insolvency or similar laws.

         6. NHL's Freedom to Act. This Guaranty shall remain in full force and effect despite, and the liability of the undersigned with respect to any Guaranteed Obligation shall not be terminated by, and each of the undersigned hereby assents to: (a) any amendment or other change in any or all of the Guaranteed Obligations (or any amendment of this Guaranty or the


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Expansion Agreement as permitted hereunder or thereunder), (b) any extension or postponement of the time of payment of the Guaranteed Obligations, (c) any forbearance, delays, waivers or compromises with respect to any or all of the Guaranteed Obligations, (d) any other indulgence, modification, waiver or amendment of the terms of any agreement relating to any or all of the Guaranteed Obligations, (e) any substitution, exchange or release of any collateral securing any or all of the Guaranteed Obligations, (f) the addition or release of any or all other Guarantors, or (g) any other action or omission whatsoever of any person, all whether with or without any notice to the undersigned (any right to notice or to consent being hereby expressly waived), and any and all of the foregoing shall be binding on the undersigned.

         7. Entire Agreement. This Guaranty, together with the Expansion Agreement, sets forth the parties' final and entire agreement with respect to the matters set forth herein and supersedes any and all prior agreements, understandings and documents with respect to the subject matter hereof.

         8. Cumulative Rights; Breach of Guaranty. The Guarantors further specifically acknowledge, confirm and agree that the obligations contained herein shall be in addition to any and all obligations of the Guarantors and of any entity controlled or affiliated with the Guarantors, and that the rights and remedies of the NHL and the Grantors under and with respect to this Guaranty shall be in addition to any and all rights and remedies the NHL or the Grantors may otherwise have, under the Expansion Agreement, the Writings or applicable law, regardless of whether such obligations and/or rights set forth therein are or may be duplicative of those contained herein, and notwithstanding the presence of any merger or similar clause contained therein. The failure of any of the undersigned to comply with any of the provisions of this Guaranty shall constitute a material breach of this Guaranty and of the Expansion Agreement, which entitles the NHL and the Grantors, in addition to any other rights or remedies they may have, to terminate the Expansion Agreement and to take any action permitted by NHL Rules, including, but not limited to, the right following the Closing Date to commence termination proceedings under Article III of the NHL Constitution.

         9. Security; Set-Off. The Guarantors grant to the NHL, for itself and as agent for the Grantors, as security for the full and punctual payment and performance of the Guarantors' obligations hereunder, a continuing lien on and security interest in all sums credited by or due from the NHL in any capacity (including, but not limited to, as agent for any of Guarantors) to the Guarantors, and regardless of the adequacy of any collateral or other means of obtaining repayment of the Guaranteed Obligations, the NHL is hereby authorized at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by law, to set off and apply such sums against the obligations of the Guarantors under this Guaranty, whether or not the NHL shall have made any demand under this Guaranty.

         10. Notices. All notices and other communications under this Guaranty shall be in writing and, unless otherwise specifically provided herein, shall be deemed given when delivered or transmitted in accordance with the notice provision in Section 14.11 of the Expansion Agreement.


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         11.      Amendments. No amendment or waiver of any provision of this
Guaranty nor consent to any departure by a Guarantor therefrom shall be effective unless the same shall be in writing and signed by the NHL, on its own behalf and as agent for the Grantors, and any Guarantor affected thereby.

         12.      No Waiver. No delay or omission on the NHL's or the Grantors'
part in exercising any rights hereunder shall operate as a waiver of such rights or any other rights. No waiver of any right on any one occasion shall result in a waiver of such right on any future occasion or of any other rights; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         13.      Miscellaneous.

                  (a) This Guaranty is one of the "Writings" under the Expansion Agreement. Without limiting the generality of the preceding sentence,
(i) the provisions of section 14.9 of the Expansion Agreement shall apply to any dispute or controversy with respect to this Guaranty; (ii) the Expansion Club may not assign any of its rights or delegate any of its duties under this Guaranty other than in accordance with section 14.12 of the Expansion Agreement and any attempted assignment or delegation in violation of this provision shall be void; and (iii) in addition to their rights and obligations under this Guaranty, the Guarantors shall indemnify the NHL and the Grantors for breach of or misrepresentation in this Guaranty to the extent set forth in section 12.5 of the Expansion Agreement.

                  (b) This Guaranty shall be interpreted and construed, both on its own and in conjunction with the Expansion Agreement, so as to be enforceable to the fullest extent permitted by law and to provide the maximum protection possible to the NHL and the Grantors. No rule of construction shall be applied to the interpretation of this Guaranty which could or would result in a construction against the party drafting this document because, in whole or in part, that party so drafted this Guaranty.

                  (c) This Guaranty shall be governed by and construed in accordance with the internal laws of the state of New York without reference to its conflict of laws provisions.

                  (d) The unenforceability of any one clause or provision shall not affect any other provision of this Guaranty.

                  (e) Notwithstanding anything to the contrary contain herein, each and every statement, representation, warranty, covenant, agreement and obligation contained herein is intended to be, and is, joint and several as among the undersigned.

                  (f) This Guaranty does not create, and shall not be construed as creating, any rights enforceable by any person other than the NHL and the Grantors.


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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
Guaranty as of the date appearing on page one.




                                     /s/ Craig Leipold
                                    ----------------------------------
                                    Craig Leipold, individually




                                     /s/ Helen Johnson-Leipold
                                    ----------------------------------
                                    Helen Johnson-Leipold, individually


                                    NEW GAYLORD ENTERTAINMENT COMPANY




                                    By:  /s/ Terry E. London
                                    ----------------------------------
                                      Name:
                                      Title: President & Chief Executive Officer


                                    CCK, INC.




                                    By:  /s/ Terry E. London
                                    ----------------------------------
                                      Name:
                                      Title: President & Chief Executive Officer




                                     /s/ Samuel C. Johnson
                                    ----------------------------------
                                    Samuel C. Johnson, individually




                                       -------------------------------------
                                                         , individually




                                       -------------------------------------
                                                         , individually


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                                                                     Schedule 1

Helen Johnson-Leipold
New Gaylord Entertainment Company
CCK, Inc.
Samuel C. Johnson

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                                                                     Schedule 2

BG HOCKEY VENTURES L.P.
BOSTON PROFESIONAL HOCKEY ASSOCIATION, INC.
CALGARY FLAMES LIMITED PARTENRSHIP
CHICAGO BLACKHAWK HOCKEY TEAM, INC.
COLORADO AVALANCHE, LLC
DALLAS STARS, L.P.
DETROIT RED WINGS, INC.
DISNEY SPORTS ENTERPRISES, INC.
FLORIDA PANTHERS HOCKEY CLUB, LTD.
KTR HOCKEY LIMITED PARTNERSHIP
LE CLUB DE HOCKEY CANADIEN, INC.
LIGHTNING PARTNERS, LTD.
LOS ANGELES KINGS HOCKEY CLUB, L.P.
MADISON SQUARE GARDEN, L.P.
MAPLE LEAF GARDENS, LIMITED
MEADOWLANDERS, INC.
NEW YORK ISLANDERS HOCKEY CLUB, L.P.
NIAGARA FRONTIER HOCKEY, L.P.
OTTAWA SENATORS HOCKEY CLUB LIMITED PARTNERSHIP
PHILADELPHIA FLYERS LIMITED PARTNERSHIP
PITTSBURGH HOCKEY ASSOCIATES
POCKLINGTON FINANCIAL CORPORATION
ST. LOUIS BLUES HOCKEY CLUB, L.P.
SAN JOSE SHARKS, L.P.
VANCOUVER HOCKEY CLUB LTD.
WASHINGTON CAPITALS L.P.